UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 24, 2005
(Date of report; date of
earliest event reported)
Commission file number: 1-3754
GENERAL MOTORS ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-0572512 (I.R.S. Employer Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices) (Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Analyst presentation dated October 24-25, 2005; presented in Madrid, Spain and Paris, France by Sanjiv Khattri, Executive Vice President, General Motors Acceptance Corporation (GMAC), filed as Exhibit 99.1, and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description	Method of Filing
99.1	Analyst Presentation	Filed herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION (Registrant)
Dated: October 24, 2005	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated: October 24, 2005	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Analyst Presentation	Filed herewith.